Exhibit 99.2

                              LETTER OF TRANSMITTAL
                                       OF
                             THE THAXTON GROUP, INC.
             (To accompanying certificate(s) representing shares of
                             The Thaxton Group, Inc.
                Common Stock, $.01 par value (the "Common Stock")
        and cash tendered pursuant to the exercise of Rights described in the Prospectus of The Thaxton Group, Inc. dated ________, 1997)
                                 --------------

                          TO: FIRST UNION NATIONAL BANK
                               (the "Depositary")

                         Corporate Trust Client Services
                           1525 West W.T. Harris Blvd.
                      Charlotte, North Carolina 28288-1153

                          For further information call
                                 (800) 829-8432
                                 --------------

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

Ladies and Gentlemen:

         Pursuant to a prospectus, dated as of ___________, 1997 (the "Prospectus"), of The Thaxton Group, Inc. (the "Company"), the Company is offering to the holders of its outstanding common stock (the "Common Stock") rights ("Rights") to purchase up to 400,000 shares of the Company's Series A Cumulative Convertible Preferred Stock (the "Preferred Stock"). Subject to a maximum of 400,000 shares issuable upon the exercise of Rights, each Right will entitle a shareholder, for each share of Common Stock he or she owns, to purchase two shares of Preferred Stock by tendering to the Depositary one share of Common Stock and $10 in cash. The undersigned hereby exercises Rights by surrendering to the Depositary the certificate(s) listed below of Common Stock (the "Certificates") and tendering an amount in cash, payable to the Depositary, equal to the number of shares of Common Stock listed below as "Total Number Shares Being Tendered to Exercise Rights" multiplied by $10 (the "Cash Investment"), for the purchase of shares of Preferred Stock in accordance with the Prospectus.

- ---------------------------------------------------------------------------------------------------------------------------
BOX A:
                                                 SURRENDERED CERTIFICATES
                                         CERTIFICATE(S) FOR COMMON STOCK ENCLOSED
                                        (ATTACH A SEPARATE SCHEDULE IF NECESSARY)
                                   PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS
- ---------------------------------------------------------------------------------------------------------------------------
- ----------------------------------------------------- ------------------------------------- -------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)              CERTIFICATE NUMBER(S)                 NUMBER OF SHARES
(PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON
CERTIFICATE(S))
- ----------------------------------------------------- ------------------------------------- -------------------------------

- ----------------------------------------------------- ------------------------------------- -------------------------------

- ----------------------------------------------------- ------------------------------------- -------------------------------

- ----------------------------------------------------- ------------------------------------- -------------------------------

- ------------------------------------------------------------------------------------------- -------------------------------
                                 TOTAL NUMBER OF SHARES REPRESENTED BY LISTED CERTIFICATES
- ------------------------------------------------------------------------------------------- -------------------------------
- ------------------------------------------------------------------------------------------- -------------------------------
                       LESS:  SHARES REPRESENTED BY LISTED CERTIFICATES NOT BEING TENDERED
- ------------------------------------------------------------------------------------------- -------------------------------
- ------------------------------------------------------------------------------------------- -------------------------------
                                  TOTAL NUMBER OF SHARES BEING TENDERED TO EXERCISE RIGHTS
- ------------------------------------------------------------------------------------------- -------------------------------

           NOTE: If the name or address indicated above is not correct, please indicate any necessary changes.

                   ---------------------------------------------------------------------------------------

                                                     CASH INVESTMENT $
                   (number of shares of Common Stock being tendered to exercise Rights multiplied by $10)

                   ---------------------------------------------------------------------------------------


         Except as otherwise requested in special instructions in Boxes B or C, the undersigned requests that the shares of Preferred Stock to which the undersigned is entitled be issued in the name(s) of and mailed to the address(es) set forth in Box A.

         The undersigned hereby irrevocably constitutes and appoints the Depositary the true and lawful attorney-in-fact of the undersigned with respect to the Certificates with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to deliver such Certificates on the account books maintained by the Depositary and to deliver as the undersigned's agent the shares of Preferred Stock to which the undersigned is entitled upon the surrender of the Certificates and payment of the Cash Investment.

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, estates, successors and assigns of the undersigned. The undersigned hereby represents and warrants that the undersigned has full power and authority to submit and exchange the Certificates submitted hereby free and clear of all liens and encumbrances and not subject to any adverse claim, unless otherwise noted hereon. The undersigned will, upon requests, execute and deliver any additional documents necessary or desirable to complete the exchange of such Certificates.




- --------------------------------------------------------        -------------------------------------------------------
BOX B:                                                          BOX C:

                   SPECIAL ISSUANCE                                         SPECIAL DELIVERY INSTRUCTIONS
                     INSTRUCTIONS

         To be completed ONLY if the shares of                        To be completed ONLY if the shares of
Preferred Stock should be issued in the name of                 Preferred Stock to be issued should be sent to
someone other than as set forth in Box A.                       someone other than as set forth in Box A or to an
                                                                address other than as set forth in Box A.

Issue to:                                                       Mail or deliver shares of Preferred Stock to:

Name ___________________________________________                Name: ___________________________________________
                  (PLEASE PRINT)                                                  (PLEASE PRINT)
Address: _______________________________________                Address: ________________________________________

________________________________________________                _________________________________________________

________________________________________________                _________________________________________________
              (INCLUDE ZIP CODE)                                                   (INCLUDE ZIP CODE)

         (TAX IDENTIFICATION OR SOCIAL
          SECURITY NO.)
         (SEE ACCOMPANYING SUBSTITUTE
          FORM W-9)
- --------------------------------------------------------        -------------------------------------------------------

- --------------------------------------------------------------------------------
BOX D
                                    SIGN HERE
                           (SEE INSTRUCTIONS 4 AND 5)
                   (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                           (SIGNATURE OF SHAREHOLDER)


Date:                      , 1997

         (Must be signed by the registered holder(s) exactly as name(s) appear(s) on Certificate(s) or by persons authorized to become registered holder(s) by Certificates and documents transmitted herewith. If signature is by trustee, executors, administrators, guardians, attorneys-in-fact, officers of corporations or other acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

Name(s) ________________________________________________________________________

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                                 (PLEASE PRINT)
Capacity (full title) __________________________________________________________

Address ________________________________________________________________________

- --------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)


Area Code and Telephone No. (____) _____________________________________________

Tax Identification or Social Security No. ______________________________________

- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
BOX E
                          MEDALLION SIGNATURE GUARANTEE
                               (SEE INSTRUCTION 3)

         To be completed ONLY if required by Instruction 3.

         The undersigned hereby guarantees the signature(s) which appear(s) on this Letter of Transmittal and the Certificates and any stock power surrendered pursuant to this Letter of Transmittal.


- --------------------------------------------------------------------------------
                       (NAME OF FIRM ISSUING GUARANTEE)



- --------------------------------------------------------------------------------
                      (SIGNATURE OF OFFICER)

- --------------------------------------------------------------------------------
                      (TITLE OF OFFICER SIGNING THIS GUARANTEE)


- --------------------------------------------------------------------------------
                      (ADDRESS OF GUARANTEEING FIRM)
- --------------------------------------------------------------------------------

                                  INSTRUCTIONS

     FORMING PART OF THE TERMS AND CONDITIONS OF THIS LETTER OF TRANSMITTAL

         1. USE OF LETTER OF TRANSMITTAL. This Letter of Transmittal, properly completed and duly executed, together with the surrendered Certificates, the Cash Investment, and any documents required by this Letter of Transmittal, should be sent by mail or delivered by hand to the Depositary, in each case at the address set forth on the front page of the Letter of Transmittal, in order to make an effective tender. Until all necessary steps have been taken to tender the Certificates and the Cash Investment, no shares of Preferred Stock will be issued. The method of delivery of all instruments documents is at the option and risk of the undersigned and the delivery will be deemed made only when actually received. If delivery is by mail, registered mail, with return receipt requested, properly insured, is recommended. A return envelope is enclosed for your convenience.

         2. SPECIAL ISSUANCE AND SPECIAL DELIVERY INSTRUCTIONS. If the shares of Preferred Stock are to be issued to someone other than the person(s) named in Box A of this Letter of Transmittal or mailed to an address or addresses other than as shown in Box A, Boxes B and/or C on this Letter of Transmittal should be completed.

         3. MEDALLION GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder of the Certificates surrendered herewith, unless such holder has completed Box B or (ii) if such Certificates are surrendered for the account of an eligible guarantor institution pursuant to Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (an "Eligible Institution"). IN ALL OTHER CASES, ALL SIGNATURES ON THIS LETTER OF TRANSMITTAL MUST BE GUARANTEED WITH A MEDALLION SIGNATURE GUARANTEE BY AN ELIGIBLE INSTITUTION IN BOX E. See Instruction 4. Public notaries cannot execute acceptable guarantees of signatures.

         4. SIGNATURES ON THIS LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Certificates surrendered hereby, the signature(s) in Box D must correspond with the name(s) as written on the face of the Certificates without alteration, enlargement or any change whatsoever.

         If any of the Certificates surrendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any surrendered Certificates are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Certificates.

         When this Letter of Transmittal is signed in Box D by the registered holder(s) of Certificates listed and transmitted hereby, no endorsements of Certificates or separate stock powers are required. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Certificates listed, the Certificate must be endorsed or accompanied by appropriate stock powers, in either case exactly as the name(s) of the registered holder(s) appear on the Certificate. Signatures on such Certificates or stock power must be guaranteed by an Eligible Institution in Box E.

         5. SUPPORTING EVIDENCE. In case any Letter of Transmittal, certificate endorsement, or stock power is executed by an agent, attorney, administrator, executor, guardian, trustee or in any other fiduciary or representative capacity, or by an officer of a corporation on behalf of the corporation, such persons should so indicate when signing and there should be submitted with this Letter of Transmittal, surrendered Certificates and/or stock power documentary evidence of appointment and authority to act in such capacity (including court orders and corporate resolutions where necessary), as well as evidence of the authority of the person making such execution to transfer Certificates. Such documentary evidence of authority must be in a form satisfactory to the Depositary.

         6. MUTILATED, LOST OR DESTROYED CERTIFICATES. If the Certificates which a registered holder wants to surrender have been mutilated, lost, stolen or destroyed, that fact should be indicated on the face of this Letter of Transmittal which should be delivered to the Depositary after being otherwise properly completed and duly executed. In such event, the Depositary will forward additional documentation necessary to be completed in order to effectively surrender such mutilated, lost, or destroyed Certificates.

         7. VALIDITY OF SURRENDER, IRREGULARITIES. All questions as to validity, form, and legibility of and surrender of Certificates will be determined by the Depositary after consultation with the Company and such determination shall be final and binding. The Company reserves the right to waive any irregularities or defects in the surrender of any Certificates, and its interpretation of the terms and conditions of this Letter of Transmittal with respect to such irregularities or defects shall be final and binding. A valid surrender will not be deemed to have been made until all irregularities have been cured or waived.

         8. PARTIAL TENDERS. If fewer than all of the shares of Common Stock evidenced by any Certificate listed in Box A are to be tendered, fill in the number of shares that are not to be tendered on the line of Box A entitled "Less: Shares Represented by Listed Certificates NOT Being Tendered." In such case, a new certificate for that number of shares of Common Stock will be issued and sent to the registered holder(s), unless otherwise specified in Box B or Box C, as soon as practicable.

         9. PRORATION. In the event Rights are validly exercised to purchase more than 400,000 shares of Preferred Stock, the Depositary, as soon as practicable after the Expiration Date, will return to the tendering shareholder the amount of his or her excess Cash Investment and a certificate for shares of Common Stock representing the number of such shares, after application of the proration provisions described in the Prospectus, not used to purchase shares of Preferred Stock. Cash refunds by the Depositary will be made to the person(s) making Cash Investments and share certificates for Common Stock not used to purchase Preferred Stock will be issued to the registered holder(s) named in Box A and sent to such holder(s) at the address set forth in Box A.

         10. WITHDRAWAL RIGHTS. Letters of Transmittal may be withdrawn at anytime prior to the Expiration Date and, unless theretofore accepted by the Company, may also be withdrawn at anytime after 12:00 a.m., Charlotte, North Carolina time, on ___________, 1997. For a withdrawal to be effective, a notice of withdrawal must be in written, telegraphic, or facsimile transmission form and must be received in a timely manner by the Depositary at the address set forth above. Any such notice of withdrawal must specify the name of the shareholder exercising the Right, the name of the registered holder, if different from that of the person who exercised such Rights, the number of shares of Common Stock tendered, and the number of shares of Common Stock to be withdrawn. If certificates for shares of Common Stock to be withdrawn have been delivered or otherwise identified to the Depositary, then, prior to the release of such certificates, the holder exercising the Rights must also submit the serial number shown on the particular certificates for shares of Common Stock to be withdrawn and the signature on the notice of withdrawal must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office, branch or agency in the United States. Neither the Company, the Depositary, nor any other person shall be obligated to give notice of any defects or irregularities in any notice of withdrawal nor shall any of them incur any liability for failure to give any such notice. All questions as to the form and validity (including the time of receipt) of notices of withdrawal will be determined by the Company, in its sole discretion, which determination shall be final and binding. Withdrawals may not be rescinded and any shares of Common Stock withdrawn will thereafter be deemed not properly tendered for purposes of the Offering unless such withdrawn shares are properly retendered prior to the Expiration Date by again following the procedures described under the heading "- Exercise of Rights."

         11. GUARANTEED DELIVERY. If a shareholder desires to tender shares of Common Stock and such shareholder's certificates cannot be delivered to the Depositary prior to the Expirtaion Date or if time will not permit all required documents to reach the Depositary prior to the Expiration Date, such shares may nevertheless be tendered, provided that all of the following conditions are satisfied:

                  a. such tender is made by or through an Eligible Instituion;

                  b. the Depositary receives by hand, mail, telegram or facsimile transmissions, prior to the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form of the Depositary has provided, including (where required) a signature guarantee by an Eligible Institution; and

                  c. the certificates for all tendered shares, in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any required signature guarantees or other documents required by the Letter of Transmittal, are received by the Depositary within three trading days after the date of receipt by the Depositary of such Notice of Guaranteed Delivery.

         If any tendered shares of Common Stock are not purchased, or if less than all shares evidenced by a shareholder's certificates are tendered, certificates for unpurchased shares will be returned as promptly as practicable after the expiration or termination of the offering without expense to such shareholder.

         12. INQUIRIES. Questions and requests for assistance with respect to the surrender of Certificates, Cash Investments and this Letter of Transmittal, as well as requests for additional copies hereof, may be directed to the Depositary at the address provided on page 1 hereof, or by telephone at (800) 829-8432.

         YOU ARE URGED TO COMPLETE AND RETURN THIS LETTER OF TRANSMITTAL
                                    PROMPTLY.
                            IMPORTANT TAX INFORMATION


         Under current federal income tax law, a person whose Certificates are surrendered for exchange is required to provide the Depositary (as payor) with the person's correct taxpayer identification number ("TIN") on Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding. If such person is an individual, the TIN is such person's social security number. If the Depositary is not provided with the correct taxpayer identification number, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery of such holder's Certificates may be subject to backup withholding.

         Certain holders of Certificates (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirement. Exempt holders of Certificates should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Depositary a properly completed Internal Revenue Service Form W-8 (which the Depositary will provide upon request) signed under penalty of perjury, attesting to the exemption status of the holder of Certificates. See the enclosed Substitute Form W-9 for additional instructions.

         If (i) the holder does not furnish the Depositary with a TIN in the required manner, (ii) the IRS notifies the Depositary the TIN provided is incorrect, or (iii) the holder is required but fails to certify it is not subject to backup withholding, backup withholding will apply. If backup withholding applies, the Depositary is required to withhold 31% of any payment made to the holder of Certificates or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

         To prevent backup withholding on payments that are made to a holder with respect to a Certificate, the holder is required to notify the Depositary of his correct TIN by completing Part 1 of the Substitute Form W-9 below, certifying that the TIN provided is correct (or that such TIN has been or will be applied for), that the holder is not subject to backup withholding for reasons stated therein, and that any other information provided in the Substitute Form W-9 is correct.

WHAT NUMBER TO GIVE THE DEPOSITARY

         The holder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the registered holder of the Certificates. If the Certificates are held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details regarding which number to report.